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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 23, 1998
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                           AVITAR, INC.
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          (Exact name of registrant as specified in its charter)


        Delaware              0-20316              06-1174053
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(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)          File Number)    Identification No.)



  65 Dan Road, Canton, MA                             02021
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   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (781) 821-2440
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Item 5.           Other Events.

         In a Press release issued on March 23, 1998, the Registrant announced the submission of its compliance plan to a Hearing Panel of NASD which would, if accepted, enable the registrant to maintain its listing on The NASDAQ SmallCap Market.

         In a Press Release issued on March 24, 1998, the Registrant announced that its Chairman and President will convert approximately $400,000 of the debt which the Registrant owes them to equity.

         In a Press Release issued on March 25, 1998, the Registrant announced that it had been notified that its stock would no longer be traded on The NASDAQ SmallCap Market, but would instead be quoted on The NASD OTC Bulletin Board.



Item 7. Exhibits.

         (c) Exhibits

                  99.1 Press release issued March 23, 1998

                  99.2 Press release issued March 24, 1998

                  99.3 Press release issued March 25, 1998



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AVITAR, INC.
                                          (Registrant)

Date:    March 25, 1998                   By: /s/J.C. LEATHERMAN
                                          --------------------------
                                          J.C. LEATHERMAN, JR.,
                                          Chief Financial Officer